UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2018

CENTURY COBALT CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54327	98-0579157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10100 Santa Monica Blvd., Suite 300, Century City, Los Angeles, CA		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 772-2209

FIRST AMERICAN SILVER CORP.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities

On August 7, 2018, we entered into an assignment agreement with Oriental Rainbow Group Ltd., in regards to the acquisition of certain mineral claims in Lemhi County, Idaho known as the “Idaho Cobalt Belt”.

Oriental Rainbow and Plateau Ventures LLC had entered into a purchase agreement dated September 4, 2017, wherein Oriental Rainbow had acquired from Plateau a 100% interest in the property, subject to certain subsequent payments and conditions.  The claims comprising the property (649 claims) initially totaled approximately 12,980 acres, subject to an option under the purchase agreement for the acquisition of additional claims.  Such option had been exercised with additional claims acquired, resulting in a total of 695 claims comprising approximately 13,900 acres.

Oriental Rainbow has assigned its interest in the property to us in consideration for 2,500,000 restricted shares of common stock (the “Consideration Shares”). We have assumed all of Oriental Rainbow’s obligations under the purchase agreement, which material obligations include: the issuance of up to 500,000 restricted shares of common stock to Plateau upon listing on a recognized stock exchange; paying pending BLM fees for the claims in the amount of $100,595; and paying Plateau $1,000,000 in four equal staged payments upon completion of a positive feasiblity study on the property.

The Consideration Shares were issued to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”)), in offshore transactions relying on Regulation S of the Securities Act of 1933, as amended.

The foregoing description of the assignment agreement is qualified entirely by reference to the copy of said agreement attached as an exhibit to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

10.1 Assignment Agreement dated effective August 7, 2018 between Oriental Rainbow Group Ltd. and Century Cobalt Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY COBALT CORP.

/s/Alexander Stanbury
Alexander Stanbury
CEO, Principal Executive Officer

Date: August 14, 2018